Exhibit 99.2

Second Quarter 2026 Continuing Operations Supplemental Slides August 10, 2026

p. 2 This presentation is intended to be disclosure through methods reasonably designed to provide broad, non - exclusionary distribution to the public in compliance with the SEC’s Fair Disclosure Regulation . This presentation contains certain “forward - looking” statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995 . These statements include, but are not limited to, the statements in this presentation regarding our future prospects and performance, including our expectations with respect to our financial performance, our 2026 financial results, our expectations regarding the performance of our business following the completion of the sale of the Products & Healthcare Services business, uncertainty about the time required to select and appoint the Company’s next President and CEO, our cost saving initiatives, future indebtedness and growth, industry trends, as well as statements related to our expectations regarding the performance of our business, including our ability to address macro and market conditions . Forward - looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward - looking statements . Investors should refer to the Accendra Health, Inc . ’s (the Company)’s Annual Report on Form 10 - K for the year ended December 31 , 2025 , filed with the SEC on February 20 , 2026 , including the section captioned “Item 1 A . Risk Factors,” as applicable, and subsequent quarterly reports on Form 10 - Q and current reports on Form 8 - K filed with or furnished to the SEC, for a discussion of certain known risk factors that could cause the Company’s actual results to differ materially from its current estimates . These filings are available at www . accendrahealth . com . Given these risks and uncertainties, the Company can give no assurance that any forward - looking statements will, in fact, transpire and, therefore, cautions investors not to place undue reliance on them . The Company specifically disclaims any obligation to update or revise any forward - looking statements, whether as a result of new information, future developments or otherwise . Safe Harbor

p. 3 Non - GAAP This presentation contains financial measures that are not calculated in accordance with U . S . generally accepted accounting principles (GAAP) . In general, the measures exclude items and charges that (i) management does not believe reflect the Company’s core business and relate more to strategic, multi - year corporate activities ; or (ii) relate to activities or actions that may have occurred over multiple or in prior periods without predictable trends . Management uses these non - GAAP financial measures internally to evaluate the Company’s performance, evaluate the balance sheet, engage in financial and operational planning, and determine incentive compensation . Management provides these non - GAAP financial measures to investors as supplemental metrics to assist readers in assessing the effects of items and events on its financial and operating results and in comparing the Company’s performance to that of its competitors . However, the non - GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies . The non - GAAP financial measures disclosed by the Company should not be considered substitutes for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements set forth above should be carefully evaluated .

p. 4 About Accendra Health • Accendra Health, Inc. is a leading nationwide provider of products, technology, and services that support health beyond the hospital for millions of people each year. • We connect patients , providers, and insurers, delivering innovative solutions that help promote better health outcomes and improve quality of life for people living with chronic, complex, and acute health conditions. • Backed by the industry - leading expertise of our Apria and Byram brands, Accendra Health is reimagining the future of home - based care . • To learn more about our broad portfolio of essentials for diabetes, sleep health, wound care, respiratory care, urology, and ostomy, please visit AccendraHealth.com.

Accendra Health At A Glance

~$2.8B
FY25A Revenue

~2.9 million
Active Patients

~2,500
Commercial Payor Contracts

Business Highlights

- Pure-Play Patient Direct Leader
- Scaled Chronic Focused Portfolio
- National Footprint and Scale
- Broad Payor Access and Reach

Diverse Mix Across Equipment Product Categories

Soft Goods

- Diabetes
- Wound Care
- Ostomy
- Urology
- Incontinence
- Breast Pumps

Durable Medical Equipment

- Sleep Equipment
- Sleep Supplies
- Oxygen
- HME & DME
- NPWT
- Ventilators
- Diabetes
- CWO

\+

Diverse Commercial Payor Portfolio [1]



Other Payors
40.0%
Payor #1
19.0%
Payor #2
17.0%
Payor #3
14.0%
Payor #4
8.0%
Payor #5
2.0%

- *Payor mix reflects national parent -level aggregation, with underlying payor contracts diversified across many multiple state level entities within applicable payor organizations*

=

Resilient Earnings Profile

(1) *Based on 2025 data for commercial payors, excluding the previously disclosed terminated large commercial payor contract.*

p. 5
© 2026 Confidential & Proprietary to Accendra Health, Inc.

Accendra Health

p. 6 Q2 & YTD 2026 Adjusted EBITDA and Free Cash Flow $ millions Adjusted EBITDA and free cash flow are non - GAAP financial measures and reconciliation to the most comparable GAAP equivalent fin ancial measure is described in the Company’s Current Report on Form 8 - K filed with the SEC on August 10, 2026. Three Months Ended June 30, 2026 Six Months Ended June 30, 2026 Loss from continuing operations, net of tax, as reported (GAAP) (89)$ (96)$ Income tax provision (benefit) 1 (8) Interest expense, net 35 67 Acquisition-related charges and intangible amortization 29 58 Exit and realignment charges, net 26 2 Litigation and related charges - 0 Other depreciation and amortization 36 69 Stock compensation 4 8 Loss on modification and extinguishment of debt 17 17 Other 0 1 Adjusted EBITDA (non-GAAP) 60 118 Non-cash convert to sale write off expense 8 19 Patient service equipment capital expenditures (44) (85) Interest paid (50) (79) Free cash flow (non-GAAP) (25)$ (27)$

p. 7 $682 $613 Q2 2025 Actual Large Commercial Payor Volume Growth Collection Rate Q2 2026 Actual $ millions

p. 8 $97 $60 Q2 2025 Actual Large Commercial Payor Net of Cost Reductions Volume / Mix Manufacturer Cost Increases & Inflation Collection Rate Q2 2026 Actual (1) $ millions (1) Adjusted EBITDA is a non - GAAP financial measure a reconciliation to the most comparable GAAP equivalent financial measure is des cribed in the Company’s Current Report on Form 8 - K filed with the SEC on August 10, 2026.

p. 9 Balance Sheet Optimization Overview Balance Sheet Cash and $115M of Discount Capture Drove Significant Funded Debt Reduction $ millions 3/31/2026 6/30/2026 $450M Revolving Credit Facility 255 Term Loan A 326 Term Loan B 511 511 Unsecured Notes Due 2029 479 0 Unsecured Notes Due 2030 552 4 New $300M Revolving Credit Facility - Secured Notes Due 2032 539 Secured Notes Due 2033 698 Total Funded Debt 2,123$ 1,753$

p. 10 $300 $511 $0 $4 $539 $698 0 250 500 750 1000 2026 2027 2028 2029 2030 2031 2032 2033 New $300M Revolving Credit Facility Term Loan B Unsecured Notes Due 2029 Unsecured Notes Due 2030 Secured Notes Due 2032 Secured Notes Due 2033 Balance Sheet Optimization Overview $450 $326 $511 $479 $552 $- $250 $500 $750 $1,000 2026 2027 2028 2029 2030 2031 2032 2033 $450M Revolving Credit Facility Term Loan A Term Loan B Unsecured Notes Due 2029 Unsecured Notes Due 2030 Pre - Balance Sheet Optimization Transaction Maturity Profile Post Balance Sheet Optimization Transaction Maturity Profile $ millions $ millions Weighted Average Life: ~2.7 years Weighted Average Life: ~5.5 years (1) (1) (1) Illustrates total facility capacity.

Updates to 2026 Outlooks & Modeling Assumptions

Modeling Assumptions[1]	Full Year 2026 Outlook
Revenue	$2.45 - $2.55 billion
Adjusted EBITDA [2]	$300 - $320 million
Interest Expense [3]	$142 - $146 million
Diluted Weighted Average Shares Outstanding [4]	~78 million
Free Cash Flow	Breakeven to slightly positive

1. Company outlook and modeling assumptions are assumptions used for 2026 adjusted EBITDA guidance, and the Company undertakes no obligation to update such assumptions subsequent to the date of this presentation (August 10, 2026). Please see Form 8-K filed by Accendra Health, Inc. with the SEC on or around August 10, 2026, for additional financial information.
2. Although the Company does provide guidance for adjusted EBITDA and free cash flow (which are non-GAAP financial measures), it is not able to forecast the most directly comparable measures calculated and presented in accordance with GAAP without unreasonable effort. Certain elements of the composition of the GAAP amounts are not predictable, making it impracticable for the Company to forecast. Such elements include, but are not limited to, restructuring and acquisition charges, which could have a significant and unpredictable impact on our GAAP results. As a result, no GAAP guidance or reconciliation of the Company's adjusted EBITDA guidance or free cash flow guidance is provided. The outlook is based on certain assumptions that are subject to the risk factors discussed in the Company's filings with the Securities and Exchange Commission ("SEC"). See slide 6 for a reconciliation of historical adjusted EBITDA and free cash flow to the most directly comparable GAAP measure.
3. Interest Expense outlook is presented in accordance with GAAP, which includes amortization of deferred financing fees and the amortization of the deferred gain on modification of debt. Cash interest expense is expected to be $158 million - $162 million for the Full Year 2026.
4. Does not include the potential impact of future equity issuances.

p. 11 © 2026 Confidential & Proprietary to Accendra Health, Inc.

Accendra Health

p. 12 The items above are notable one - time cash (outflows)/inflows which are included in our Statement of Cash Flows in our second quarter 2026 Form 10 - Q but which are excluded from Free Cash Flow shown on slide 6 due to their one - time nature. $ millions Cash Flow Supplemental Information Three Months Ended June 30, 2026 Six Months Ended June 30, 2026 Payments for settled portion of historical P&HS-driven IRS matter - (19) Payments for legal, advisory, and other fees and expenses related to the closing of the divestiture of P&HS (4) (26) Cash proceeds from sale of patient service equipment and other assets stemming from the exit of a large commercial payor 3 85 Purchaser separation costs paid in connection with the divestiture of P&HS (15) (15) Financing costs related to the Balance Sheet Optimization Transaction (17) (17)

p. 13 GAAP to Non - GAAP Reconciliations (in millions)           Loss from continuing operations, net of tax, as reported (GAAP) $ (89) $ (84) Income tax provision (benefit)   1   (1) Interest expense, net   35   26 Acquisition-related charges and intangible amortization (1) 29 14 Transaction breakage fee (2) — 80 Exit and realignment charges, net (3) 26 3 Transaction financing fees, net (4) — 18 Other depreciation and amortization (5) 36 35 Stock compensation (6) 4 5 Loss on modification and extinguishment of debt (7) 17 — Adjusted EBITDA (non-GAAP) 60 97 Non-cash convert to sale write off expense (9)   8   14 Patient service equipment capital expenditures   (44)   (57) Interest paid (50) (38) Free cash flow (non-GAAP) $ (25) $ 15 Three Months Ended June 30,  2026 2025

p. 14 GAAP to Non - GAAP Reconciliations (in millions)           Loss from continuing operations, net of tax, as reported (GAAP) $ (96) $ (88) Income tax benefit   (8)   (3) Interest expense, net   67   50 Acquisition-related charges and intangible amortization (1) 58 37 Transaction breakage fee (2) — 80 Exit and realignment charges, net (3) 2 16 Transaction financing fees, net (4) — 18 Other depreciation and amortization (5) 69 71 Stock compensation (6) 8 9 Loss on modification and extinguishment of debt (7) 17 — Other (8)   1   1 Adjusted EBITDA (non-GAAP)   118   193 Non-cash convert to sale write off expense (9) 19 26 Patient service equipment capital expenditures (85) (102) Interest paid (79) (66) Free cash flow (non-GAAP) $ (27) $ 51 Six Months Ended June 30,  2026 2025

GAAP to Non-GAAP Reconciliations, continued

The following items have been excluded from our non-GAAP financial measures:

(1) Acquisition-related charges and intangible amortization for the three and six months ended June 30, 2025 includes $6.4 million and $22 million of acquisition-related charges related to the terminated acquisition of Rotech, which consisted primarily of legal and professional fees. Acquisition-related charges and intangible amortization also includes amortization of intangible assets established during acquisition method of accounting for business combinations. Acquisition-related charges consist primarily of one-time costs related to acquisitions, including transaction costs necessary to consummate acquisitions, which consist of investment banking advisory fees and legal fees, director and officer tail insurance expense, as well as transition costs, such as severance and retention bonuses, information technology (IT) integration costs and professional fees. These amounts are highly dependent on the size and frequency of acquisitions and are being excluded to allow for a more consistent comparison with forecasted, current and historical results.
(2) Transaction breakage fee represents a cash payment to Rotech of $80 million during the three and six months ended June 30, 2025 for the termination of the Rotech acquisition.
(3) During the three and six months ended June 30, 2026 exit and realignment charges, net were $26 million and $2.2 million and primarily included a $0.6 million loss and $(51) million gain on sales of patient service equipment in connection with the contract termination with a commercial Payor, P&HS Sale related costs, including reimbursable separation costs of $22 million and $48 million, $2.1 million and $2.5 million in professional fees and charges related to IT and other strategic initiatives of $1.0 million and $3.0 million. Exit and realignment charges, net were $2.5 million and $16 million for the three and six months ended June 30, 2025 and primarily included professional fees associated with strategic initiatives of $1.9 million and $8.1 million. During the six months ended June 30, 2025 exit and realignment charges, net also included $6.8 million related to wind-down costs of Fusion 5. These costs are not normal recurring, cash operating expenses necessary for the Company to operate its business on an ongoing basis.
(4) Transaction financing fees, net for the three and six months ended June 30, 2025 includes $12 million in net interest paid and $6.7 million in recognition of previously deferred debt issuance costs, all in connection with the previously expected Rotech acquisition.
(5) Other depreciation and amortization relates to patient service equipment and other fixed assets, excluding such amounts captured within exit and realignment charges, net or acquisition-related charges and intangible amortization.
(6) Stock compensation includes share-based compensation expense related to our share-based compensation plans, excluding such amounts captured within exit and realignment charges, net or acquisition-related charges and intangible amortization.
(7) Loss on modification and extinguishment of debt of $17 million includes $16 million of debt modification third party fees and $0.8 million in recognition of previously deferred debt issuance costs from the completion of the Balance Sheet Optimization Transaction.
(8) For the six months ended June 30, 2026 and 2025, other includes interest costs and net actuarial losses related to our frozen noncontributory, unfunded retirement plan for certain retirees in the U.S.
(9) Non-cash convert to sale write off expense includes non-cash charges primarily for equipment converted from rental to sales, excluding such amounts captured within exit and realignment charges, net. This reflects the non-cash write-off of the remaining book value of patient service equipment at the time of sale. The purchase of patient service equipment is captured within capital expenditures and is subsequently charged to our statements of operations through normal depreciation and this non-cash convert to sale write off expense. This line item does not include non-cash write off expense associated with sales of patient service equipment in connection with the contract termination with a commercial Payor, as such amounts are captured within exit and realignment charges, net.

p. 15 © 2026 Confidential & Proprietary to Accendra Health, Inc.

Accendra Health